UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2020

GRAPHENE & SOLAR TECHNOLOGIES LIMITED

COLORADO	333-174194	27-2888719
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 Camden Drive, Ste. 600

Beverly Hills, CA 90210

(Address of principal executive offices)

(310) 887-1477

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

Effective May 7, 2020, the Company dismissed Heaton & Company, PLLC dba Pinnacle Accountancy Group of Utah (“Pinnacle”) as the independent registered public accounting firm of Company. Pinnacle served as the Company's independent registered public accounting firm since August 22, 2019. The audit report for the fiscal year ended September 30,2019 contained an explanatory paragraph disclosing the uncertainty regarding the Company's ability to continue as a going concern.

During the period from August 22, 2019 through May 7, 2020, there were no disagreements with Pinnacle on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure, which, if not resolved to Pinnacle’s satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports on our financial statements for such period. During the period of engagement, there were no reportable events as that term is defined in Item 304(a)(1)(v) of Regulation S-K. We have requested that Pinnacle furnish us with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it disagrees with the above statements. A copy of such letter is filed herewith as Exhibit 16.1

Effective May 8, 2020, the Company engaged M&K CPAS PLLC (“M&K”) as the Company’s new independent registered public accounting firm. The engagement was approved by the Company’s board of directors.

During the fiscal years ended September 30, 2019 and 2018, and during the period subsequent to September 30,2019 to the date of M&K’s engagement, the Company has not consulted M&K regarding (i) the application of accounting principles to any specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the registrant or oral advice was provided that the new accountant concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(o)(1)(iv)) or a reportable event (as defined in Item 304(a)(1)(v)).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2020	GRAPHENE & SOLAR TECHNOLOGIES LIMITED

	By:	/s/ ROGER MAY
Chief Executive Officer

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INDEX TO EXHIBITS

Exhibit No.	Description
16.1	Letter of Heaton & Company PLLC

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